                                                                   Exhibit 10.23


                     AGREEMENT REGARDING AD VALOREM TAXATION


         This Agreement Regarding Ad Valorem Taxation by and among the Board of Commissioners of Heard County ("Commissioners"), the Board of Tax Assessors of Heard County (the "Board") and Tenaska Georgia Partners L.P., a Delaware Limited Partnership ("Tenaska").

         Tenaska is presently evaluating the construction of an electric power generation facility in Heard County, Georgia. The economic burden of ad valorem taxes on the plant is a significant factor in determining the economic feasibility of its construction. To induce and facilitate the construction of the plant, the Development Authority of Heard County ("Authority") has made available to Tenaska taxable revenue bond financing ("Bond Financing") of up to $400,000,000.00. Under that financing, the Authority will own the land, building, equipment and other property purchased with the bond proceeds and will lease the property to Tenaska under a lease with a term in excess of twenty-five
(25) years (the "Lease"). At the end of the lease period, Tenaska will have the obligation to purchase the land, building and equipment from the Authority for a nominal sum. The Authority will use Tenaska's lease payments to retire the bond issue indebtedness, and the Authority will retain for its use and the use of Heard County any lease payments in excess of those needed to retire the bond issue indebtedness.

         This bond financing and the ad valorem tax consequences resulting therefrom is a major consideration for Tenaska in its determination of the feasibility of construction of the plant. The Commissioners, the Board and Tenaska recognize and agree that the Authority's ownership interest in the real and personal property leased to Tenaska is not subject to ad valorem taxation. Likewise, Commissioners, the Board and Tenaska recognize and agree that Tenaska's leasehold interest in the property it leases from the Authority pursuant to the Lease will be subject to ad valorem taxation.

         In order to provide Tenaska with sufficient information and certainty upon which it can base its construction decision, the Commissioners, the Board and Tenaska agree that it is important to set forth at this time the methodology by which it is agreed that Tenaska's leasehold interest under the Lease will be valued.
That methodology is as follows:

         1. There will be no value to the Lease and therefore no real property or personal property taxes on the property which is subject to the Lease until January 1 of the year after the year in which the construction of the plant is completed and revenue generation operations commence thereon.

         2. Ad valorem taxes will commence in the year after the year in which the plant is completed and revenue generation operations commence thereon. Thereafter, for a period of twenty (20) years, the taxes will be derived by reference to the hypothetical amount of the cumulative principal reduction of the outstanding bond indebtedness ("Cumulative Principal Reduction") determined as if the principal amount of the outstanding bond indebtedness were amortized by equal quarterly payments of principal and interest at a rate equal to six percent (6%) per annum over such period of twenty (20) years, as more specifically set forth below:

         First, determine the dollar amount of the outstanding bond financing proceeds that were invested in engineering, procurement and construction costs ("EPC") in (a) Leased Land and Buildings and (b) Leased Equipment, as each are defined in the Lease.

         Second, for the Leased Land and Buildings (collectively) and for the Leased Equipment, and as of the first day of each of the twenty years of the hypothetical amortization, compute the Cumulative Principal Reduction which will have been deemed to have been paid under such amortization through such date [computed separately for the Leased Land and Buildings (collectively) and for the Leased Equipment].

         Third, to take into account depreciation, the Cumulative Principal Reduction in each year of the twenty year period shall be multiplied by a factor set forth below:


         Column 1                                  Column 2                          Column 3

         YEAR                                      FACTOR                            FACTOR
         (begins with year                         Leased Equipment                  Leased Land and Buildings
         after construction                                                          (no depreciation)
         of plant is completed
         and operating)
         -----------------------------------------------------------------------------------------------------
                  1                                      .93                                   1.00
                  2                                      .86                                   1.00
                  3                                      .79                                   1.00
                  4                                      .72                                   1.00
                  5                                      .65                                   1.00
                  6                                      .58                                   1.00
                  7                                      .51                                   1.00
                  8                                      .44                                   1.00
                  9                                      .37                                   1.00
                  10                                     .30                                   1.00
                  11                                     .30                                   1.00
                  12                                     .30                                   1.00


                                      -2-

                  13                                     .30                                   1.00
                  14                                     .30                                   1.00
                  15                                     .30                                   1.00
                  16                                     .30                                   1.00
                  17                                     .30                                   1.00
                  18                                     .30                                   1.00
                  19                                     .30                                   1.00
                  20                                     .30                                   1.00


         Fourth, to determine the property value for ad valorem tax purposes in any year of such twenty (20) year period, compute the product of (a) the Cumulative Principal Reduction of the Leased Land and Buildings (collectively) and the Leased Equipment through such year and (b) the factor in Third above. Such product shall be deemed to be the fair market value of the Leased Land and Buildings and of the Leased Equipment in such year. Such product shall thereafter be multiplied by forty percent (40%) to determine the assessed value of each such category for such year and thereafter multiplied by the millage rate, established by Heard County with respect to such year, to determine the tax in each such year of such twenty (20) year period.

         An example of the application of this methodology, assuming a millage rate of 25.00 and assuming EPC of Leased Land and Buildings of $1,757,000.00 and Leased Equipment of $228,243,000.00 is attached hereto as Exhibit "A" and Exhibit "B".

         After the expiration of the twenty (20) year period described in this paragraph 2, the valuation of the Leased Land, Buildings and Leased Equipment, to the extent not governed by paragraph 4, will be determined under the methodology then employed by the Board.

         3. Repairs or Replacement. Repairs or replacement of items of Leased Equipment whenever occurring shall be treated as part of the Leased Equipment and shall have the same value as the items of Leased Equipment so repaired or replaced and shall not affect the value of the Leased Equipment for tax purposes or the ultimate tax liability of Tenaska.

         4. Plant Expansion. The Bond Financing has been sized to accommodate a plant expansion within ten (10) years from the sale of the first bonds. If, after the construction of the initial plant is completed and revenue generation operations begin, any Buildings or Leased Equipment are thereafter purchased through the Bond Financing as part of a plant expansion, such Buildings and Leased Equipment shall be entitled to a twenty year tax abatement (with the Lease accordingly extended as necessary) on the same methodology described in paragraphs 1, 2 and 3 above. The plant expansion will not be taxed during its construction, as set forth in paragraph 1, and a separate twenty (20) year hypothetical amortization of the bonds issued in connection with such plant expansion will be established based upon the EPC for such plant expansion effective the year after the plant expansion is completed and revenue generation operations commence thereon, using the methodology in paragraph 2 above, adjusted as needed so as to afford the plant expansion a full 20-year tax abatement under the formula described herein.

         By their signatures appearing at the bottom of this agreement, the Commissioners, the Board and Tenaska concur and agree to be bound by the above valuation of Tenaska's leasehold interest for Heard County ad valorem tax purposes under such Authority Bond financing and Lease. This Agreement shall inure to the benefit of Tenaska, its successors and assignees, including without limitation, its lenders.

         This the 30th day of July, 1999.


                              BOARD OF COMMISSIONERS OF HEARD COUNTY


                              By: /s/
                                  ------------------------------------------

                                  Chairman


                              BOARD OF TAX ASSESSORS OF HEARD COUNTY


                              By: /s/
                                  ------------------------------------------

                                  Chairman


                                  Witness: /s/
                                           ---------------------------------


                              TENASKA GEORGIA PARTNERS, L.P.,
                              a Delaware Limited Partnership

                              By: Tenaska Georgia I, L.P.
                                   a Delaware Limited Partnership,
                                   its General Partner

                                  By: Tenaska Georgia, Inc., a
                                       Delaware Corporation, its General Partner

                                      By: Michael F. Lawler
                                          Vice President of Finance & Treasurer

TENASKA GEORGIA PARTNERS L.P.
HEARD COUNTY DEVELOPMENT AUTHORITY BOND AMORTIZATION

Total Amount Invested                       $230,000
Land and Building                             $1,757
Equipment                                   $228,243
Rate                                           6.00%

                                                                     Cumulative                   Assessed               Ad Valorem
                         $4,918.25                      Total        Principal     Depreciation    Value       Millage       Tax
Year        Balance     Prin Payment   Interest        Payment        Payment         Factor       40.00%       Rate       Expense
2002      $228,243.00    $1,494.61     $3,423.65      $4,918.25        1,495           0.93          556        2.50         14
          $226,748.39    $1,517.03     $3,401.23      $4,918.25        3,012
          $225,231.36    $1,539.78     $3,378.47      $4,918.25        4,551
          $223,691.58    $1,562.88     $3,355.37      $4,918.25        6,114
2003      $222,128.70    $1,586.32     $3,331.93      $4,918.25        7,701           0.86        2,649        2.50         66
          $220,542.38    $1,610.12     $3,308.14      $4,918.25        9,311
          $218,932.26    $1,634.27     $3,283.98      $4,918.25       10,945
          $217,297.99    $1,658.78     $3,259.47      $4,918.25       12,604
2004      $215,639.20    $1,683.67     $3,234.59      $4,918.25       14,287           0.79        4,515        2.50        113
          $213,955.54    $1,708.92     $3,209.33      $4,918.25       15,996
          $212,246.62    $1,734.55     $3,183.70      $4,918.25       17,731
          $210,512.06    $1,760.57     $3,157.68      $4,918.25       19,492
2005      $208,751.49    $1,786.98     $3,131.27      $4,918.25       21,278           0.72        6,128        2.50        153
          $206,964.51    $1,813.79     $3,104.47      $4,918.25       23,092
          $205,150.72    $1,840.99     $3,077.26      $4,918.25       24,933
          $203,309.73    $1,868.61     $3,049.65      $4,918.25       26,802
2006      $201,441.12    $1,896.64     $3,021.62      $4,918.25       28,699           0.65        7,462        2.50        187
          $199,544.48    $1,925.09     $2,993.17      $4,918.25       30,624
          $197,619.40    $1,953.96     $2,964.29      $4,918.25       32,578
          $195,665.43    $1,983.27     $2,934.98      $4,918.25       34,561
2007      $193,682.16    $2,013.02     $2,905.23      $4,918.25       36,574           0.58        8,485        2.50        212
          $191,669.14    $2,043.22     $2,875.04      $4,918.25       38,617
          $189,625.92    $2,073.87     $2,844.39      $4,918.25       40,691
          $187,552.06    $2,104.97     $2,813.28      $4,918.25       42,796
2008      $185,447.08    $2,136.55     $2,781.71      $4,918.25       44,932           0.51        9,166        2.50        229
          $183,310.54    $2,168.60     $2,749.66      $4,918.25       47,101
          $181,141.94    $2,201.12     $2,717.13      $4,918.25       49,302
          $178,940.82    $2,234.14     $2,684.11      $4,918.25       51,536
2009      $176,706.67    $2,267.65     $2,650.60      $4,918.25       53,804           0.44        9,470        2.50        237
          $174,439.02    $2,301.67     $2,616.59      $4,918.25       56,106
          $172,137.35    $2,336.19     $2,582.06      $4,918.25       58,442
          $169,801.16    $2,371.24     $2,547.02      $4,918.25       60,813
2010      $167,429.92    $2,406.81     $2,511.45      $4,918.25       63,220           0.37        9,357        2.50        234
          $165,023.12    $2,442.91     $2,475.35      $4,918.25       65,663
          $162,580.21    $2,479.55     $2,438.70      $4,918.25       68,142
          $160,100.66    $2,516.74     $2,401.51      $4,918.25       70,659
2011      $157,583.92    $2,554.50     $2,363.76      $4,918.25       73,214           0.3         8,786        2.50        220
          $155,029.42    $2,592.81     $2,325.44      $4,918.25       75,806
          $152,436.61    $2,631.70     $2,286.55      $4,918.25       78,438
          $149,804.90    $2,671.18     $2,247.07      $4,918.25       81,109
2012      $147,133.72    $2,711.25     $2,207.01      $4,918.25       83,821           0.3        10,058        2.50        251
          $144,422.47    $2,751.92     $2,166.34      $4,918.25       86,572
          $141,670.56    $2,793.20     $2,125.06      $4,918.25       89,366
          $138,877.36    $2,835.09     $2,083.16      $4,918.25       92,201
2013      $136,042.27    $2,877.62     $2,040.63      $4,918.25       95,078           0.3        11,409        2.50        285
          $133,164.65    $2,920.78     $1,997.47      $4,918.25       97,999
          $130,243.86    $2,964.60     $1,953.66      $4,918.25      100,964
          $127,279.27    $3,009.06     $1,909.19      $4,918.25      103,973
2014      $124,270.20    $3,054.20     $1,864.05      $4,918.25      107,027           0.3        12,843        2.50        321
          $121,216.00    $3,100.01     $1,818.24      $4,918.25      110,127
          $118,115.99    $3,146.51     $1,771.74      $4,918.25      113,274
          $114,969.47    $3,193.71     $1,724.54      $4,918.25      116,467
2015      $111,775.76    $3,241.62     $1,676.64      $4,918.25      119,709           0.3        14,365        2.50        359
          $108,534.15    $3,290.24     $1,628.01      $4,918.25      122,999
          $105,243.90    $3,339.60     $1,578.66      $4,918.25      126,339
          $101,904.31    $3,389.69     $1,528.56      $4,918.25      129,728
2016       $98,514.62    $3,440.53     $1,477.72      $4,918.25      133,169           0.3        15,980        2.50        400
           $95,074.08    $3,492.14     $1,426.11      $4,918.25      136,661
           $91,581.94    $3,544.52     $1,373.73      $4,918.25      140,206
           $88,037.42    $3,597.69     $1,320.56      $4,918.25      143,803
2017       $84,439.72    $3,651.66     $1,266.60      $4,918.25      147,455           0.3        17,695        2.50        442
           $80,788.07    $3,706.43     $1,211.82      $4,918.25      151,161
           $77,081.63    $3,762.03     $1,156.22      $4,918.25      154,923
           $73,319.60    $3,818.46     $1,099.79      $4,918.25      158,742
2018       $69,501.14    $3,875.74     $1,042.52      $4,918.25      162,618           0.3        19,514        2.50        488
           $65,625.41    $3,933.87       $984.38      $4,918.25      166,551
           $61,691.54    $3,992.88       $925.37      $4,918.25      170,544
           $57,698.65    $4,052.77       $865.48      $4,918.25      174,597
2019       $53,645.88    $4,113.57       $804.69      $4,918.25      178,711           0.3        21,445        2.50        536
           $49,532.31    $4,175.27       $742.98      $4,918.25      182,886
           $45,357.05    $4,237.90       $680.36      $4,918.25      187,124
           $41,119.15    $4,301.47       $616.79      $4,918.25      191,425
2020       $36,817.68    $4,365.99       $552.27      $4,918.25      195,791           0.3        23,495        2.50        587
           $32,451.69    $4,431.48       $486.78      $4,918.25      200,223
           $28,020.21    $4,497.95       $420.30      $4,918.25      204,721
           $23,522.26    $4,565.42       $352.83      $4,918.25      209,286
2021       $18,956.84    $4,633.90       $284.35      $4,918.25      213,920           0.3        25,670        2.50        642
           $14,322.94    $4,703.41       $214.84      $4,918.25      218,623
            $9,619.53    $4,773.96       $144.29      $4,918.25      223,397
            $4,845.57    $4,845.57        $72.68      $4,918.25      228,243
                       ===========   ===========    ===========                                                       =========
                       $228,243.00   $165,217.31    $393,460.31                                                       $5,976.00

TENASKA GEORGIA PARTNERS L.P.
HEARD COUNTY DEVELOPMENT AUTHORITY BOND AMORTIZATION

Total Amount Invested                       $230,000
Land and Building                             $1,757
Equipment                                   $228,243
Rate                                           6.00%

                                                                 Cumulative                   Assessed                  Ad Valorem
                            $37.86                     Total      Principal   Depreciation     Value       Millage         Tax
Year         Balance     Prin Payment    Interest     Payment      Payment       Factor        40.00%        Rate         Expense
2002        $1,757.00       $11.51        $26.36       $37.86        12             1            5           2.50            0
            $1,745.49       $11.68        $26.18       $37.86        23
            $1,733.82       $11.85        $26.01       $37.86        35
            $1,721.96       $12.03        $25.83       $37.86        47
2003        $1,709.93       $12.21        $25.65       $37.86        59             1           24           2.50            1
            $1,697.72       $12.39        $25.47       $37.86        72
            $1,685.33       $12.58        $25.28       $37.86        84
            $1,672.75       $12.77        $25.09       $37.86        97
2004        $1,659.98       $12.96        $24.90       $37.86       110             1           44           2.50            1
            $1,647.02       $13.16        $24.71       $37.86       123
            $1,633.86       $13.35        $24.51       $37.86       136
            $1,620.51       $13.55        $24.31       $37.86       150
2005        $1,606.96       $13.76        $24.10       $37.86       164             1           66           2.50            2
            $1,593.20       $13.96        $23.90       $37.86       178
            $1,579.24       $14.17        $23.69       $37.86       192
            $1,565.07       $14.38        $23.48       $37.86       206
2006        $1,550.68       $14.60        $23.26       $37.86       221             1           88           2.50            2
            $1,536.08       $14.82        $23.04       $37.86       236
            $1,521.26       $15.04        $22.82       $37.86       251
            $1,506.22       $15.27        $22.59       $37.86       266
2007        $1,490.95       $15.50        $22.36       $37.86       282             1          113           2.50            3
            $1,475.46       $15.73        $22.13       $37.86       297
            $1,459.73       $15.96        $21.90       $37.86       313
            $1,443.76       $16.20        $21.66       $37.86       329
2008        $1,427.56       $16.45        $21.41       $37.86       346             1          138           2.50            3
            $1,411.11       $16.69        $21.17       $37.86       363
            $1,394.42       $16.94        $20.92       $37.86       380
            $1,377.47       $17.20        $20.66       $37.86       397
2009        $1,360.28       $17.46        $20.40       $37.86       414             1          166           2.50            4
            $1,342.82       $17.72        $20.14       $37.86       432
            $1,325.10       $17.98        $19.88       $37.86       450
            $1,307.12       $18.25        $19.61       $37.86       468
2010        $1,288.86       $18.53        $19.33       $37.86       487             1          195           2.50            5
            $1,270.34       $18.81        $19.06       $37.86       505
            $1,251.53       $19.09        $18.77       $37.86       525
            $1,232.44       $19.37        $18.49       $37.86       544
2011        $1,213.07       $19.66        $18.20       $37.86       564             1          225           2.50            6
            $1,193.41       $19.96        $17.90       $37.86       584
            $1,173.45       $20.26        $17.60       $37.86       604
            $1,153.19       $20.56        $17.30       $37.86       624
2012        $1,132.63       $20.87        $16.99       $37.86       645             1          258           2.50            6
            $1,111.75       $21.18        $16.68       $37.86       666
            $1,090.57       $21.50        $16.36       $37.86       688
            $1,069.07       $21.82        $16.04       $37.86       710
2013        $1,047.24       $22.15        $15.71       $37.86       732             1          293           2.50            7
            $1,025.09       $22.48        $15.38       $37.86       754
            $1,002.61       $22.82        $15.04       $37.86       777
              $979.79       $23.16        $14.70       $37.86       800
2014          $956.62       $23.51        $14.35       $37.86       824             1          330           2.50            8
              $933.11       $23.86        $14.00       $37.86       848
              $909.25       $24.22        $13.64       $37.86       872
              $885.03       $24.58        $13.28       $37.86       897
2015          $860.44       $24.95        $12.91       $37.86       922             1          369           2.50            9
              $835.49       $25.33        $12.53       $37.86       947
              $810.16       $25.71        $12.15       $37.86       973
              $784.45       $26.09        $11.77       $37.86       999
2016          $758.36       $26.49        $11.38       $37.86     1,025             1          410           2.50           10
              $731.87       $26.88        $10.98       $37.86     1,052
              $704.99       $27.29        $10.57       $37.86     1,079
              $677.71       $27.69        $10.17       $37.86     1,107
2017          $650.01       $28.11         $9.75       $37.86     1,135             1          454           2.50           11
              $621.90       $28.53         $9.33       $37.86     1,164
              $593.37       $28.96         $8.90       $37.86     1,193
              $564.41       $29.39         $8.47       $37.86     1,222
2018          $535.02       $29.84         $8.03       $37.86     1,252             1          501           2.50           13
              $505.18       $30.28         $7.58       $37.86     1,282
              $474.90       $30.74         $7.12       $37.86     1,313
              $444.16       $31.20         $6.66       $37.86     1,344
2019          $412.96       $31.67         $6.19       $37.86     1,376             1          550           2.50           14
              $381.30       $32.14         $5.72       $37.86     1,408
              $349.16       $32.62         $5.24       $37.86     1,440
              $316.53       $33.11         $4.75       $37.86     1,474
2020          $283.42       $33.61         $4.25       $37.86     1,507             1          603           2.50           15
              $249.81       $34.11         $3.75       $37.86     1,541
              $215.70       $34.62         $3.24       $37.86     1,576
              $181.07       $35.14         $2.72       $37.86     1,611
2021          $145.93       $35.67         $2.19       $37.86     1,647             1          659           2.50           16
              $110.26       $36.21         $1.65       $37.86     1,683
               $74.05       $36.75         $1.11       $37.86     1,720
               $37.30       $37.30         $0.56       $37.86     1,757
                         =========     =========    =========                                                          =======
                         $1,757.00     $1,271.83    $3,028.83                                                          $136.00